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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 3, 2001
                ------------------------------------------------

                               MIRANT CORPORATION
             (Exact name of registrant as specified in its charter)

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     Delaware                         001-16107               58-2056305
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(State or other jurisdiction    (Commission File    (IRS Employer Identification
 of incorporation)                 Number)                     No.)

1155 Perimeter Center West Suite 100, Atlanta, Georgia            30338
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   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code               (678) 579-5000
                                                  ------------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 5.  Other

On October 2, 2001, the California Public Utilities Commission ("CPUC") and Southern California Edison ("SCE") announced a settlement of SCE's filed rate doctrine lawsuit, which is pending in federal district court in Los Angeles. The terms of the proposed settlement provide that SCE will fully repay what the settlement agreement calls "Procurement Related Liabilities" by the end of 2005. Although the proposed settlement agreement purports to provide for the payment of all Procurement Related Liabilities, which includes $920,000,000 owed to the California PX and the California ISO (a portion of which is owed to us), there is no specific information about when any particular creditor or class of creditors can expect repayment. Further, SCE has agreed to work with the CPUC and the California Attorney General in pursuing litigation against energy sellers and to meet and confer with the CPUC as to all significant strategic and tactical decisions in existing or future litigation, including administrative proceedings. Effective March 1, 2002, CPUC approval is required of any settlement of existing or future litigation, and, if the CPUC rejects a proposed settlement, SCE is required to continue with such litigation.

The impact of the proposed settlement agreement on us remains uncertain, but could include delayed payment, extended litigation, or discriminatory treatment in the repayment process. We are currently analyzing the proposed settlement agreement and our analysis may indicate that other available remedies are preferable to this settlement proposal. Such remedies may include participation in an effort to file an involuntary bankruptcy petition against SCE.

Also on October 2, 2001, the California Governor rescinded the executive order calling for a third special session of the state legislature. The purpose of the third special session was to consider legislation to restore SCE to solvency. In view of the announced settlement, California's Governor declared the third special session unnecessary.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: October 3, 2001                           MIRANT CORPORATION




                                               By /s/ James A. Ward
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                                                  James A. Ward
                                                  Senior Vice President, Finance
                                                  And Accounting
                                                 (Principal Accounting Officer)